POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, BLUEROCK INSTITUTIONAL MORTGAGE INCOME FUND, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER, DONALD S. MENDELSOHN, MICHAEL V. WIBLE, CASSANDRA W. BORCHERS, and ANDREW J. DAVALLA as attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement (file No. 811-23098) hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Trust has caused its name to be subscribed hereto by the President this 2nd day of February, 2018.

BLUEROCK INSTITUTIONAL MORTGAGE
INCOME FUND
Attest:

By:	/s/ Michael Konig	By:	/s/ Jordan Ruddy
	Michael Konig, Secretary		Jordan Ruddy
President and Chief Executive Officer

STATE OF NEW YORK	)
	)	ss:
COUNTY OF NEW YORK	)

Before me, a Notary Public, in and for said county and state, personally appeared Jordan Ruddy, President, who represented that he is duly authorized in the premises, and who is known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 2nd day of February, 2018.

/s/ Dale Pozzi
[SEAL]	Notary Public

My commission expires: 01/28/2021

CERTIFICATE

The undersigned, Secretary of BLUEROCK INSTITUTIONAL MORTGAGE INCOME FUND, hereby certifies that the following resolution was duly adopted by a majority of the Board of Trustees at a meeting held February 1, 2018, and is in full force and effect:

WHEREAS, BLUEROCK INSTITUTIONAL MORTGAGE INCOME FUND, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

NOW, THEREFORE, the Trust hereby constitutes and appoints JOANN M. STRASSER, DONALD S. MENDELSOHN, MICHAEL V. WIBLE, CASSANDRA W. BORCHERS, and ANDREW J. DAVALLA as attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement (file No. 811-23098), hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

Dated:	February 2, 2018	/s/ Michael Konig
Michael Konig, Secretary

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, THE BLUEROCK INSTITUTIONAL MORTGAGE INCOME FUND, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is the Chairman and a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER, DONALD S. MENDELSOHN, MICHAEL V. WIBLE, CASSANDRA W. BORCHERS, and ANDREW J. DAVALLA as attorneys for his and in his name, place and stead, and in his capacities as described above, to execute and file any Amendment or Amendments to the Trust's Registration Statement (file No. 811-23098) hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 2nd day of February 2018.

/s/ R. Ramin Kamfar
R. Ramin Kamfar
Trustee

STATE OF NEW YORK	)
	)	ss:
COUNTY OF NEW YORK	)

Before me, a Notary Public, in and for said county and state, personally appeared R. Ramin Kamfar, Trustee, who represented that he is duly authorized in the premises, and who is known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 2nd day of February, 2018.

/s/ Dale Pozzi
Notary Public

My commission expires: 01/28/2021

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, THE BLUEROCK INSTITUTIONAL MORTGAGE INCOME FUND, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER, DONALD S. MENDELSOHN, MICHAEL V. WIBLE, CASSANDRA W. BORCHERS, and ANDREW J. DAVALLA as attorneys for his and in his name, place and stead, and in his capacities as described above, to execute and file any Amendment or Amendments to the Trust's Registration Statement (file No. 811-23098) hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 2nd day of February 2018.

/s/ Indrajit B. Majumder
Indrajit B. Majumder
Trustee

STATE OF TEXAS	)
	)	ss:
COUNTY OF DALLAS	)

Before me, a Notary Public, in and for said county and state, personally appeared Indrajit B. Majumder, Trustee, who represented that he is duly authorized in the premises, and who is known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 2nd day of February, 2018.

/s/ Kay V. Mahoney
Notary Public

My commission expires: 05/07/2020

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, THE BLUEROCK INSTITUTIONAL MORTGAGE INCOME FUND, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER, DONALD S. MENDELSOHN, MICHAEL V. WIBLE, CASSANDRA W. BORCHERS, and ANDREW J. DAVALLA as attorneys for his and in his name, place and stead, and in his capacities as described above, to execute and file any Amendment or Amendments to the Trust's Registration Statement (file No. 811-23098) hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 6th day of February 2018.

/s/ Clayton Hosterman
Clayton Hosterman
Trustee

STATE OF TEXAS	)
	)	ss:
COUNTY OF DALLAS	)

Before me, a Notary Public, in and for said county and state, personally appeared Clayton Hosterman, Trustee, who represented that he is duly authorized in the premises, and who is known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 6th day of February, 2018.

/s/ Danny Ray Hampton
Notary Public

My commission expires: 05/03/2021

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, THE BLUEROCK INSTITUTIONAL MORTGAGE INCOME FUND, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER, DONALD S. MENDELSOHN, MICHAEL V. WIBLE, CASSANDRA W. BORCHERS, and ANDREW J. DAVALLA as attorneys for his and in his name, place and stead, and in his capacities as described above, to execute and file any Amendment or Amendments to the Trust's Registration Statement (file No. 811-23098) hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 2nd day of February 2018.

/s/ Romano Tio
Romano Tio
Trustee

STATE OF NEW YORK	)
	)	ss:
COUNTY OF NEW YORK	)

Before me, a Notary Public, in and for said county and state, personally appeared Romano Tio, Trustee, who represented that he is duly authorized in the premises, and who is known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 2nd day of February, 2018.

/s/ Andrew J. Fox
Notary Public

My commission expires: 10/05/2018

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, THE BLUEROCK INSTITUTIONAL MORTGAGE INCOME FUND, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER, DONALD S. MENDELSOHN, MICHAEL V. WIBLE, CASSANDRA W. BORCHERS, and ANDREW J. DAVALLA as attorneys for his and in his name, place and stead, and in his capacities as described above, to execute and file any Amendment or Amendments to the Trust's Registration Statement (file No. 811-23098) hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 2nd day of February 2018.

/s/ James Babb
James Babb
Trustee

STATE OF NEW YORK	)
	)	ss:
COUNTY OF NEW YORK	)

Before me, a Notary Public, in and for said county and state, personally appeared James Babb, Trustee, who represented that he is duly authorized in the premises, and who is known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 2nd day of February, 2018.

/s/ Dale Pozzi
Notary Public

My commission expires: 01/28/2021

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, THE BLUEROCK INSTITUTIONAL MORTGAGE INCOME FUND, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is the President and Chief Executive Officer of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER, DONALD S. MENDELSOHN, MICHAEL V. WIBLE, CASSANDRA W. BORCHERS, and ANDREW J. DAVALLA as attorneys for his and in his name, place and stead, and in his capacities as described above, to execute and file any Amendment or Amendments to the Trust's Registration Statement (file No. 811-23098) hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 2nd day of February 2018.

/s/ Jordan Ruddy
Jordan Ruddy
President and Chief Executive Officer

STATE OF NEW YORK	)
	)	ss:
COUNTY OF NEW YORK	)

Before me, a Notary Public, in and for said county and state, personally appeared Jordan Ruddy, President and Chief Executive Officer, who represented that he is duly authorized in the premises, and who is known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 2nd day of February, 2018.

/s/ Dale Pozzi
Notary Public

My commission expires: 01/28/2021

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, THE BLUEROCK INSTITUTIONAL MORTGAGE INCOME FUND, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is the Treasurer and Principal Financial Officer;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER, DONALD S. MENDELSOHN, MICHAEL V. WIBLE, CASSANDRA W. BORCHERS, and ANDREW J. DAVALLA as attorneys for his and in his name, place and stead, and in his capacities as described above, to execute and file any Amendment or Amendments to the Trust's Registration Statement (file No. 811-23098) hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 2nd day of February 2018.

/s/ Patrick Kendall
Patrick Kendall
Treasurer and Principal Financial Officer

STATE OF MICHIGAN	)
	)	ss:
COUNTY OF OAKLAND	)

Before me, a Notary Public, in and for said county and state, personally appeared Patrick Kendall, Treasurer and Principal Financial Officer, who represented that he is duly authorized in the premises, and who is known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 2nd day of February, 2018.

/s/ Patricia L. Tkach
Notary Public

My commission expires: 12/27/2020